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                                                                   EXHIBIT 10.1



We hereby consent to the use in the Offering Circular constituting part of this Regulation A Offering Statement of our report dated February 5, 1997 relating to the financial statements of Cable Link, Inc., which appears in such Offering Circular.


                                                  Groner, Boyle & Quillin, LLP


September 16, 1997




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